Dreyfus BASIC
U.S. Government
Money Market Fund

SEMIANNUAL REPORT A
ugust 31, 2001

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                               Dreyfus BASIC  U.S. Government Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC U.S. Government Money Market Fund covers the six-month period from March 1, 2001 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, there is no question that "cash has been king" for much of 2001. While bonds have generally fared relatively well, a slowing economy and a return to more normal valuations took their toll on stocks. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. In the meantime, investors who allocated a portion of their overall investment portfolios to cash have continued to enjoy the benefits of capital preservation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risks and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001

DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC U.S. Government Money Market Fund perform during the period?

For the six-month period ended August 31, 2001, the fund produced an annualized yield of 4.27% and, taking into account the effects of compounding, an
annualized    effective    yield    of    4.36%   .(1)

What is the fund's investment approach?

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed") in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests only in securities issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, as well as repurchase agreements backed by such securities.

What other factors influenced the fund's performance?

The fund continued to be influenced primarily by slowing economic growth and falling interest rates during the reporting period. The U.S. economy was already slowing when the reporting period began in March 2001, and the Fed responded to the slowdown with two interest-rate reductions in January, totaling 1.00 percentage points. The Fed was apparently reacting to an anemic Gross Domestic Product (" GDP") growth rate of just 1.0% for the fourth quarter of 2000, which was attributed to weak retail sales, higher energy prices, diminishing consumer
confidence    and    softening    manufacturing    activity.

Shortly after the reporting period began, the Fed cut rates again by 0.50 percentage points at its March Federal Open Market Committee ("FOMC") meeting. Despite these aggressive moves, GDP growth was

                                                                        The Fund
little changed during the first quarter of 2001, coming in at an annualized growth rate of 1.1%. The Fed's campaign to avoid recession continued throughout the second quarter of 2001, with 0.50 percentage-point interest-rate reductions in April, between regularly scheduled FOMC meetings, and again at its meetings in May and June. The most recent rate cut of the reporting period occurred at the FOMC meeting in August, when the Fed reduced its target for short-term interest rates by 0.25 percentage points, citing lower profitability, reduced business capital spending, weak expansion of consumption and slower overseas growth as key factors behind its decision.

So far in 2001, the Fed has reduced interest rates a total of 3.00 percentage points. Of course, money market yields have declined commensurately. In this environment, we consistently maintained a long weighted average maturity for the fund. This position was designed to maintain then current yields for as long as we deemed practical while interest rates declined.

What is the fund's current strategy?

Despite the economy being in need of additional stimulation by the Fed, there have been signs that the economy may be bottoming out. Housing remains resilient, as indicated by new home sales, which rose in July. The consumer has been fairly consistent and, with tax rebates in hand and lower borrowing rates, could lend further support to the economy's growth.

On the other hand, no one can accurately predict when we will be in a recovery. The volatility in the stock market, weak corporate profits, reduced capital spending by corporations, the possibility of additional job cuts and a weak overseas environment could further contribute to a downward spiral in confidence and performance.

Accordingly, we have continued to maintain the fund's long weighted average maturity, which we believe positions the fund well if interest rates either decline or remain at current levels. Of course, we continue to monitor and are prepared to respond to any events that may affect the short-term markets.

September 17, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2001 (Unaudited)


                                                                               Annualized
                                                                               Yield on
                                                                               Date of            Principal
U.S. GOVERNMENT AGENCIES--99.9%                                                Purchase (%)       Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Bank, Consolidated
   Systemwide Floating Rate Notes

   3/13/2002                                                                     3.51  (a)       95,000,000        94,985,523

   6/21/2002                                                                     3.58  (a)       25,000,000        24,996,287

Federal Farm Credit Bank, Consolidated
   Systemwide Medium Term Notes

   5/1/2002                                                                      4.07            25,000,000        25,004,144

Federal Home Loan Banks, Discount Notes

   9/18/2001                                                                     3.57            20,000,000        19,966,567

   2/5/2002                                                                      4.89            25,000,000        24,997,849

   6/28/2002                                                                     3.70            20,000,000        19,997,370

   7/12/2002                                                                     3.82            10,000,000         9,679,022

   8/20/2002                                                                     3.44            36,090,000        36,082,186

Federal Home Loan Banks, Floating Rate Notes

   2/14/2002                                                                     3.40  (a)       25,000,000        25,000,000

   12/12/2002                                                                    3.52  (a)       50,000,000        49,974,936

   12/27/2002                                                                    3.53  (a)       25,000,000        24,987,064

Federal Home Loan Banks, Notes

   12/14/2001                                                                    5.89            30,000,000        30,007,123

   1/22/2002                                                                     4.44             9,600,000         9,610,564

   3/26/2002                                                                     3.90            19,350,000        19,398,393

   5/1/2002                                                                      3.89            25,000,000        25,435,770

   5/15/2002                                                                     3.97            10,205,000        10,421,578

   7/9/2002                                                                      3.90            25,295,000        25,298,017

   9/4/2002                                                                      3.45            10,000,000        10,003,200

Federal Home Loan Mortgage Corporation,
   Discount Notes

   1/31/2002                                                                     4.72            25,000,000        24,521,833

Federal National Mortgage Association,
   Discount Notes

   4/5/2002                                                                      4.49            50,000,000        48,711,500




                                                                              Annualized
                                                                              Yield on
                                                                               Date of         Principal
U.S. GOVERNMENT AGENCIES (CONTINUED)                                           Purchase (%)     Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association,
   Floating Rate Notes

   11/5/2001                                                                     3.54  (a)      125,000,000       124,993,152

   1/3/2003                                                                      3.52  (a)       25,000,000        24,995,954

   4/3/2003                                                                      3.48  (a)       50,000,000        49,996,233

   5/7/2003                                                                      3.50  (a)       50,000,000        49,981,946

Federal National Mortgage Association, Notes

   10/15/2001                                                                    5.68            87,000,000        87,066,203

   8/15/2002                                                                     3.46             5,000,000         5,141,609

Student Loan Marketing Association, Discount Notes

   9/4/2001                                                                      3.58            17,292,000        17,286,842
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $918,540,865)                                                                  99.9%      918,540,865

CASH AND RECEIVABLES (NET)                                                                               .1%          995,564

NET ASSETS                                                                                            100.0%      919,536,429

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001 (Unaudited)

                                                                       Cost          Value
------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                                       918,540,865      918,540,865

Cash                                                                                 4,268,190

Interest receivable                                                                  7,092,157

Prepaid expenses                                                                        30,577

                                                                                   929,931,789
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                          311,658

Payable for investment securities purchased                                         10,003,200

Accrued expenses                                                                        80,502

                                                                                    10,395,360
--------------------------------------------------------------------------------

NET ASSETS ($)                                                                     919,536,429
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                    919,959,527

Accumulated net realized gain (loss) on investments                                   (423,098)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                                     919,536,429
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)     919,959,527

NET ASSET VALUE, offering and redemption price per share ($)                              1.00

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     22,169,166

EXPENSES:

Management fee--Note 2(a)                                            2,339,965

Shareholder servicing costs--Note 2(b)                                  82,485

Custodian fees                                                          44,100

Trustees' fees and expenses--Note 2(c)                                  36,055

Professional fees                                                       20,358

Registration fees                                                       13,668

Prospectus and shareholders' reports                                    10,676

Miscellaneous                                                            4,770

TOTAL EXPENSES                                                       2,552,077

Less--reduction in management fee due
  to undertaking--Note 2(a)                                           (446,108)

NET EXPENSES                                                         2,105,969

INVESTMENT INCOME--NET                                              20,063,197
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                94,123

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               20,157,320

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Six Months Ended
                                                                                August 31, 2001                    Year Ended
                                                                                Unaudited)                         February 28, 2001
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                              20,063,197                        56,676,696

Net realized gain (loss) from investments                                               94,123                           101,439

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                        20,157,320                        56,778,135
--------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                             (20,063,197)                      (56,676,696)
--------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                                                      289,358,547                       743,039,718

Dividends reinvested                                                                19,215,118                        53,972,134

Cost of shares redeemed                                                           (343,822,316)                     (838,719,134)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS                                           (35,248,651)                      (41,707,282)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (35,154,528)                      (41,605,843)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                954,690,957                       996,296,800

END OF PERIOD                                                                      919,536,429                       954,690,957

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                           Six Months Ended
                                           August 31, 2001                        Fiscal Year Ended February,
                                           ---------------------------------------------------------------------------------
                                              (Unaudited)    2001         2000         1999            1998             1997
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          1.00         1.00         1.00          1.00            1.00             1.00

Investment Operations:

Investment income--net                          .022         .059         .048          .049            .052             .051

Distributions:

Dividends from investment
   income--net                                 (.022)       (.059)       (.048)        (.049)          (.052)           (.051)

Net asset value,
   end of period                                1.00         1.00         1.00          1.00            1.00             1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                4.30(a)      6.04         4.88          5.06            5.33             5.20
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .45(a)       .45          .45           .45             .45              .45

Ratio of net investment income

   to average net assets                        4.29(a)      5.89         4.75          4.97            5.22             5.09

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                       .10(a)       .16          .17           .16             .17              .20
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               919,536      954,691      996,297     1,182,599       1,308,647        1,459,949

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC U.S. Government Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements, with financial institutions deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $518,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2001. If not applied, $422,000 of the carryover expires in

                                                                        The Fund
fiscal 2005, $43,500 expires in fiscal 2006, $52,000 expires in fiscal 2007 and $500 expires in fiscal 2008.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $446,108 during the period ended August 31, 2001.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2001, the fund was charged $6,870 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $61,295 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus BASIC U.S. Government
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online
or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  124SA0801